UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 25, 2009

PANOLAM INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

333-78569	52-2064043
(Commission File Number)	(I.R.S. Employer Identification No.)

20 Progress Drive, Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 925-1556

Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 25, 2009, Panolam Industries International, Inc. (the “Company”) entered into a restructuring support agreement (the “Restructuring Support Agreement”) with noteholders holding approximately 66% in aggregate principal amount of its 10 ¾% Senior Subordinated Notes due 2013, lenders holding approximately 83% in aggregate principal amount of its senior debt and Credit Suisse, Cayman Islands Branch, as the administrative agent for such lenders (collectively, the “Consenting Holders”).  Pursuant to the Restructuring Support Agreement, the Consenting Holders have agreed to restructure and recapitalize the Company on the terms set forth in (i) a proposed prepackaged plan of reorganization (the “Plan”) substantially in the form attached as Exhibit A to the Restructuring Support Agreement, (ii) the term sheet attached as Exhibit B to the Restructuring Support Agreement and (iii) the new intercreditor agreement term sheet attached as Exhibit C to the Restructuring Support Agreement.  The Company expects to launch a formal solicitation of votes for the Plan from its creditors on Friday, October 2, 2009.  Pursuant to the Restructuring Support Agreement, the Consenting Holders agreed to vote in favor of and support the Plan, subject to the terms and conditions of the Restructuring Support Agreement.  Upon receiving the requisite formal acceptances, the Company, its parent corporation and certain of its domestic subsidiaries (collectively, the “Debtors”) will commence a voluntary prepackaged proceeding under Chapter 11 of the Bankruptcy Code.

Pursuant to the Plan, (i) holders of the senior debt will receive a combination of cash and new first lien notes in the reorganized company, (ii) holders of the senior subordinated notes will have their notes cancelled in exchange for shares of the new common stock of the reorganized company and (iii) holders of the existing capital stock will have their shares cancelled in exchange for warrants to acquire 2.5% of the new common stock of the reorganized company under certain circumstances.

A copy of the Restructuring Support Agreement is furnished herewith as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure

The Disclosure Statement, which describes the solicitation of votes as well as the Plan (the “Disclosure Statement”), is furnished herewith as Exhibit 99.2.  The Disclosure Statement contains certain projections and valuation analysis (collectively, the “Projections”) of financial performance for fiscal years 2009 through 2013.  The Debtors do not, as a matter of course, publicly disclose their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial positions, results of operations, cash flow, revenue and growth rates.  Accordingly, the Debtors (including the Reorganized Debtors (as defined in the Plan)) do not anticipate that they will, and disclaim any obligation to, furnish updated business plans, budgets, financial consequences or projections to reflect circumstances existing since the preparation of the Projections or to include such information in documents required to be filed with the Securities and Exchange Commission (the “SEC”) or otherwise make such information publicly available.

The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement will be distributed to the Debtors’ creditors in connection with the solicitation of votes in support of the Plan.  The Projections should be read in conjunction with the assumptions, qualifications and notes set forth in the Disclosure Statement, including without limitation those set forth in Section VII of the Disclosure Statement, the risk factors described in Section VIII of the Disclosure Statement, and the historical financial information included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 31, 2009, (ii) the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, filed with the SEC on May 20, 2009, and (iii) the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed with the SEC on August 10, 2009.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan, actions of third parties or otherwise.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Plan or an offer to sell or a solicitation of an offer to buy any securities of the Debtors.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

The information furnished in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “anticipates,” “expects,” “estimates,” “plans,” “intends” and similar expressions are intended to identify forward-looking statements.  All forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially form projected results.  Factors that could cause differences include, but are not limited to, the Reorganized Debtors’ ability to operate their business consistent with the Projections, comply with the covenants of their financing agreements, attract and retain key personnel, comply with the terms of their existing contracts and leases, and respond to adverse regulatory actions.

Further, readers are cautioned that any forward-looking statements contained herein are based on assumptions that are believed to be reasonable, but are subject to a wide range of risks including, but not limited to, risks associated with (i) future financial results and liquidity, including the ability to finance operations in the normal course, (ii) various factors that may affect the new capital stock to be issued under the Plan, (iii) the relationships with and payment terms provided by trade creditors, (iv) additional financing requirements post-restructuring, (v) future dispositions and acquisitions, (vi)  the effect of competitive products, services or pricing by competitors, (vii) changes to the costs of commodities and raw materials, (viii) the proposed restructuring and costs associated therewith, (ix) the effect of conditions in the commercial and residential laminates industry on the Debtors, (x) the ability to obtain relief from the Bankruptcy Court to facilitate the smooth operation under Chapter 11, (xi) the confirmation and consummation of the Plan and (xii) each of the other risks identified in the Disclosure Statement.  Due to these uncertainties, readers cannot be assured that any forward-looking statements will prove to be correct.  The Debtors are under no obligation, and expressly disclaim any obligation, to update or alter any forward-looking statements whether as a result of new information, future events or otherwise.

Item 8.01.  Other Events

On September 30, 2009, the Company announced in a press release that it has entered into the Restructuring Support Agreement with the Consenting Holders and that it will be commencing a solicitation of votes for the Plan.  A copy of the press release is furnished herewith as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	Restructuring Support Agreement, dated September 25, 2009

99.2	Disclosure Statement, dated September 30, 2009

99.3	Press Release, dated September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Panolam Industries International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

PANOLAM INDUSTRIES INTERNATIONAL, INC.

By:	/s/ Vincent S. Miceli
Vincent S. Miceli
Vice President and Chief Financial Officer

Date:	October 1, 2009